UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Required in Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Engex, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ENGEX, INC.

44 Wall Street

New York, New York 10005

——————————

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 10, 2018

——————————

To the Stockholders of Engex, Inc.:

The Annual Meeting of Stockholders of Engex, Inc. (the “Fund”) will be held on Wednesday, January 10, 2018, at 4:30 p.m. at the offices of the Fund, 44 Wall Street, 2nd Floor, New York, New York 10005.

The following subjects will be considered and acted upon at the Meeting:

(1)	Election of five Directors;

(2)	Ratification of the selection of WithumSmith + Brown, PC as independent auditors of the Fund for the fiscal years ending September 30, 2017 and September 30, 2018;

(3)	Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Directors unanimously recommend the election as Directors of the nominees named in the Proxy Statement, and the ratification of the selection of the independent auditors. Stockholders of record at the close of business on November 17, 2017 will be entitled to vote at the Meeting and at any adjournments thereof.

By Order of the Board of Directors

MICHAEL SICILIANO,

Secretary

November 30, 2017

Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.

Copies of the Proxy Statement and the Fund’s Annual Report to Stockholders for the fiscal year ended September 30, 2017, are available at http://www.engexinc.com/

ENGEX, INC.

44 Wall Street

New York, New York 10005

——————————

PROXY STATEMENT

——————————

This statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Engex, Inc. (the “Fund”), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 10, 2018 (the “Meeting”), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated November 28, 2017. This Proxy Statement is being mailed to stockholders on or about November 29, 2017 and is accompanied by an Annual Report with respect to the Fund’s fiscal year ended September 30, 2017.

All Proxies that have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy, by sending written notice of the revocation to the Board, preferably by certified mail, return receipt requested, at the address listed above, or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted FOR the election as Directors of the nominees hereinafter named and FOR the ratification of the selection of WithumSmith + Brown, PC as the Fund’s independent auditors. Other matters as may properly come before the Meeting will be voted at the discretion of the persons named as proxies. If no choice is specified on the Proxy for any particular item, the shares will be voted FOR that item.

As of November 17, 2017 (the “Record Date”), there were issued and outstanding 1,626,938 shares of the common stock, par value $ .10 per share of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on the Record Date will be entitled to vote at the Meeting.

The Fund will pay the cost of preparing, assembling and mailing the materials in connection with the solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and Directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. (“Investment Banking Corp.”) and American Investors Advisors, Inc., the Fund’s investment adviser (the “Investment Adviser”), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JANUARY 10, 2018

This Proxy Statement and the Fund’s Annual Report to Stockholders for the fiscal year ended September 30, 2017, are available at http://www.engexinc.com/

ELECTION OF DIRECTORS

At the Meeting, five Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders and until his respective successor shall have been chosen and qualified or until he has died, resigned or been removed. The following table sets forth the names of the nominees, all of whom are presently serving as Directors of the Fund. All of these nominees have agreed to serve if elected. The address of each nominee is: c/o Engex, Inc., 44 Wall Street, New York, NY 10005.

Other
	Position(s)		Principal Occupation	Directorships
Name and Age	Held with	Length of		Held in Public
	the Fund	Time Served	During Past 5 Years	Companies
Directors Considered to be “Interested Persons”
J. Morton Davis, 88	Chairman of the Board and President	Since 1968.	Chairman, President, Director and sole stockholder of investment Banking Corp.; President, Chairman and CEO of the Investment Adviser.	None

Dov Perlysky, 55*	Director	Since 1999.	Managing member, Nesher, LLC (financial services).	Enzo Biochem, Inc.; Highlands State Bank; Pharma-Bio Serv, Inc.

Directors Considered to be Independent
Daniel Harvey, 59	Director	Since 2012.	8/1/15 – Present, Director of Internal Audit, Pulse Point LLC and subsidiaries (internet marketing), Owner Daniel Harvey CPA (financial consulting);	None

Howard Spindel, 72	Director	Since 2004.	Senior Managing Director, Integrated Management Solutions USA LLC (consulting).	Pharma-Bio Serv, Inc.

Leonard Toboroff, 85	Director	Since 1993.	Private investor.	NOVT Corporation

*	Mr. Perlysky is an “interested person” of the Fund by reason of his being a member of the immediate family of Mr. Davis.

In the event that any nominee named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

During the fiscal year ended September 30, 2017, there were three meetings of the Board, and one unanimous consent of the Board to action taken without a meeting.

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During the Fund’s fiscal year ended September 30, 2017, the Directors received the following compensation from the Fund (the Fund offers no retirement plan to the Directors):

Name of Director	Aggregate Compensation from the Fund
J. Morton Davis	-0-
Howard Spindel	$7,000
Dov Perlysky	-0-
Leonard Toboroff	$7,000
Daniel Harvey	$7,000

The dollar ranges of securities beneficially owned by the Directors of the Fund* as of October 31, 2017, are as follows:

Dollar Range of Equity
Name of Director		Securities Held in the Fund*
J. Morton Davis	-------------------	Over $100,000(1)
Dov Perlysky	-------------------	Over $100,000(2)
Daniel Harvey	-------------------	None
Howard Spindel	-------------------	None
Leonard Toboroff	-------------------	None

*	The Fund is comprised of only one portfolio and is not part of a “Family of Investment Companies” or a “Fund Complex.”

(1)	Includes 58,854 shares owned of record by Investment Banking Corp.
(2)	Includes 109,500 shares of the Fund (approximately 6.7% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner, Nesher, LLC, and Mr. Perlysky’s wife is a limited partner). Mr. Perlysky is the son-in-law of Mr. Davis.

No Independent Director or immediate family member of any Independent Director owns beneficially or of record an interest in the Investment Adviser.

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and regulations thereunder, the Fund’s officers and Directors and persons owning more than 10% of the Fund’s common stock are required to report their transactions in the Fund’s common stock to the Securities and Exchange Commission, and the Fund. Based solely on the Fund’s review of the copies of such reports that it has received, the Fund believes that, during fiscal year ended September 30, 2017, all filing requirements applicable to its Directors and officers were satisfied.

Director Qualifications

The following describes the experience, qualifications, attributes or skills of each Director nominee named in this Proxy Statement that qualify him to serve as a Director of the Fund:

J. Morton Davis. For more than four decades, Mr. Davis has been an investment banker and venture capitalist and has reviewed and analyzed many thousands of investment opportunities and arranged private and public offerings for more that four hundred issuers. He holds an MBA from the Harvard Business School. His firm, Investment Banking Corp., specializes in financing emerging growth companies.

Dov Perlysky. Mr. Perlysky has over 20 years of investment banking and broker-dealer experience. He is the managing member of Nesher LLC, a financial management company, and currently serves on the boards of both public and private companies and manages a number of investment limited partnerships and limited liability companies.

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Daniel Harvey. Mr. Harvey is a certified public accountant who has practiced in public accounting firms and the private sector for over 30 years. During his public accounting tenure, he has performed audits of mutual funds, broker dealers and specialists. He has also served as the Chief Financial Officer of a NASDAQ listed internet marketing business for over 15 years, and is presently a member of the Audit Committee of the Fund.

Howard Spindel. Mr. Spindel is a certified public accountant and a co-founder and Senior Managing Director of Integrated Management Solutions USA LLC, a consultant to the broker-dealer community. Mr. Spindel has served as a financial and operations partner or comptroller of three different New York Stock Exchange member firms, and is presently a member of the Audit Committee of the Fund.

Leonard Toboroff. Mr. Toboroff has been a practicing attorney since 1961. He served for 20 years as Director and Vice Chairman of the Board of Allis Chalmers Energy Inc., responsible for finance. Mr. Toboroff has also served on the Boards of other well known corporations such as Varsity Brands, Inc. and American Bakeries Company, and is presently a member of the Audit Committee of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION

OF EACH NOMINEE TO THE BOARD

BOARD STRUCTURE AND RISK OVERSIGHT

J. Morton Davis is the principal executive officer of the Fund and is Chairman of the Board. The Board has no other lead director. This structure is believed to be appropriate due to the Fund’s very limited size, Mr. Davis’ knowledge of the Fund’s investments and Mr. Davis’ substantial contribution and commitment to the Fund’s long-term future. Mr. Davis’ experience and knowledge make him best suited to be the Board’s Chairman.

The Board has not codified any specific minimum qualifications it would require of a Director nominee. The Directors are fully aware of the importance of a diverse Board and has taken diversity of experience, background, education and training into consideration in filling the Board’s most recent vacancy and will continue to do so should another vacancy occur.

The Board does not have a nominating, compensation or other standing committee performing similar functions. Given the size of the current Board and the current scope of the Fund’s operations, the Board believes that it is appropriate for the Fund not to have a standing nominating committee and the Board generally does not accept nominations for Directors from stockholders. Any new Director nominee will be considered by the full Board and any nominee who would be considered an independent Director would be considered separately by the Audit Committee, all the members of which are independent Directors.

The Board has an Audit Committee, the members of which are Messrs. Spindel (Chairman), Harvey and Toboroff. Each member of the Audit Committee is “independent,” in accordance with the provisions of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee’s authority and responsibilities are set forth in a written Charter. During the fiscal year ended September 30, 2017, there were two meetings of the Audit Committee.

Among other things, the Audit Committee is responsible for selecting and retaining the Fund’s independent auditors, evaluating the performance of independent auditors and the fees paid for services, obtaining from the auditors the necessary statements relating to independence and evaluating the auditor’s independence based on discussions with the auditors, reviewing and discussing with management and the auditors the audited financial statements, the auditor’s report, the management letter and the quality and adequacy of the Fund’s internal controls, and overseeing the relationship between the auditors and management in conducting the Fund’s annual audit.

4

While the Board engages in general oversight of the Fund’s portfolio and the Investment Adviser’s investment strategies, the limited number of portfolio securities held by the Fund and the Fund’s very small size do not warrant a concentrated effort of risk oversight. Consequently, the Board has not implemented any specific risk oversight of the Fund.

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
FOR THE FISCAL YEARS ENDING SEPTEMBER 30, 2017 and SEPTEMBER 30, 2018

The ratification or rejection of the selection by the Audit Committee of the Board of WithumSmith + Brown, PC (“Withum”) as the Fund’s independent auditors for the fiscal years ending September 30, 3017 and September 30, 2018, is being submitted to stockholders. The Audit Committee had previously selected the firm’s former auditors, Eisner Amper LLP (“Eisner”) to serve as the Fund’s independent auditors for the fiscal year ending September 30, 2017, subject to reaching agreement with Eisner as to the amount of audit fees for that fiscal year. However, the Audit Committee, as well as the Board of Directors of the Fund, were not able to reach agreement with Eisner on the amount of audit fees for that fiscal year. As a result, the Audit Committee interviewed other accounting firms and has selected Withum as the Fund’s independent auditors for the fiscal year ending September 30, 2017 as well as September 30, 2018. The selection of Withum is therefore being submitted to stockholders for ratification at this time for each of the fiscal years ending September 30, 2017 and September 30, 2018. The Audit Committee has already reached agreement with Withum as to the amount of fees to be paid to Withum for professional services rendered in connection with the audit of the Fund’s annual financial statements for both of such years.

There was no disagreement between the Fund or the Audit Committee and Eisner on any matter in connection with Eisner’s services or the audits performed by Eisner previously, and the selection of Withum to replace Eisner resulted solely because of inability to reach agreement with Eisner as to the amount of its audit fees for the fiscal year ended September 30, 2017.

The Audit Committee, in carrying out its responsibilities under its Charter, met with representatives of Withum to determine whether to select Withum as the Fund’s independent auditors. During that meeting, the Committee discussed Withum’s independence and was advised that Withum had no direct or material indirect financial interest in the Fund. In addition, the Committee received from Withum its written representations that it is independent. Based on its determinations, the Committee selected Withum as the Fund’s independent auditors for the fiscal years ending September 30, 2017 and September 30, 2018. A representative of Withum is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he or she considers appropriate.

Eisner was the independent auditors of the Fund for the two fiscal years ended September 30, 2015 through September 30, 2016. During those fiscal years, none of the reports on the financial statements of the Fund issued by Eisner contained an adverse opinion or a disclaimer of opinion, and none was qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended September 30, 2017, the report issued by Withum on the financial statements of the Fund did not contain any adverse opinion or a disclaimer of opinion, and this report was not qualified or modified as to uncertainty audit scope or accounting principles.

Audit Fees. For the fiscal years ended September 30, 2015 and 2016 the Fund paid Eisner $ 28,759 and $39,000. The Fund and Withum have reached agreement on $35,000 and $36,500 as the amount to be paid to Withum for the audit of the Fund’s annual financial statements for the fiscal years ending September 30, 2017 and September 30, 2018, respectively.

Audit-Related Fees. For the fiscal years ended September 30, 2015 and 2016, Eisner provided no audit-related services to the Fund. For the fiscal year ended September 30, 2017 Withum provided no audit related services to the Fund.

Tax Fees. For the fiscal years ended September 30, 2015 and 2016, Withum provided no tax related services to the Fund, the Investment Adviser or any affiliate of the Investment Adviser. For the fiscal year ended September 30, 2017 Withum provided no tax related services to the Fund, the Investment Advisor or any affiliate of the Investment Adviser.

5

All Other Fees. For the fiscal years ended September 30, 2015 and 2016, no fees were either agreed to or paid to Eisner by the Fund, the Fund’s Investment Adviser or any affiliate of the Investment Adviser for products or services other than those reported above. For the fiscal year ended September 30, 2017, no fees were either agreed to or paid to Withum by the Fund, the Fund’s Investment Adviser or any affiliate of the Investment Adviser for products or services other than those reported above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE RATIFICATION OF THE SELECTION OF WITHUMSMITH + BROWN, PC AS
INDEPENDENT AUDITORS FOR THE FUND FOR THE FISCAL YEARS ENDING
SEPTEMBER 30, 2017 AND SEPTEMBER 30, 2018

MANAGEMENT OF THE FUND

The Investment Adviser was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the “Agreement”). The Agreement was approved by the Fund’s stockholders at a meeting held on February 19, 1986 and was last approved by the Board, including a majority of the Directors who are not “interested persons” of any party to the Agreement, by vote cast in person at a meeting held on October 31, 2017.

The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, Chairman of the Board and President of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of Investment Banking Corp. See also the discussion of shares beneficially owned by Mr. Davis under “ELECTION OF DIRECTORS” above and “PRINCIPAL STOCKHOLDERS” below. Michael Siciliano is also the Secretary, Treasurer and Chief Compliance Officer of the Fund. The address of the Investment Adviser, Investment Banking Corp., Mr. Davis and Mr. Siciliano is 44 Wall Street, 2nd Floor, New York, New York 10005.

SUPPLEMENTAL INFORMATION

The executive officers of the Fund, each of whom serves at the pleasure of the Board, are as follows: J. Morton Davis (age 88), who has served as President of the Fund since its inception, and whose principal occupation is described above under “ELECTION OF DIRECTORS”; Michael Siciliano (age 69), was elected Secretary and Chief Compliance Officer of the Fund on October 17, 2013. Mr. Siciliano, who was a private business owner prior to 2005, served as Treasurer of the Fund since 2009, and as Assistant to the Treasurer of the Fund from 2005 to 2009.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders wishing to send a communication to the Board (or to any particular Director or Directors) should submit the communication in writing, preferably by certified mail, return receipt requested, to the Board (or particular Director or Directors) at the address listed on the first page of this Proxy Statement.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Fund does not have a policy requiring Directors to attend the Fund’s Annual Meetings. It is not anticipated that any Director other than Mr. Davis will attend the Meeting.

6

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to any person (including for this purpose a “group” which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s outstanding voting securities on November 17, 2017:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of	Percent of Class
		Beneficial Ownership
Common Stock	J. Morton Davis
(par value $.10)	44 Wall Street, 2nd Floor	709,869(1)	43.6%
	New York, NY 10005

	Mrs. J. Morton Davis, Izor LLC
	c/o Nesher LLC	422,650(2)	26.0%
	P.O. Box 339
	Lawrence, NY 11559

	Kinder Investments LP c/o Dov Perlysky
	2 Lakeside Drive West	109,500	6.7%
	Lawrence, NY 11559

	Venturetek LP c/o David Selengut
	150 East 4nd Street, 11th Floor	130,180	8.0%
	New York, NY 10017

____________

(1)	Includes 58,854 shares of the Fund (approximately 3.6% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder), but does not include 167,429 shares of the Fund (approximately 10.3% of those outstanding) owned of record by Izor LLC, 100% of whose outstanding voting interests are owned by Mr. Davis’ wife, Mrs. J. Morton Davis, 255,220 shares of the Fund (approximately 15.6% of those outstanding) owned of record by Mrs. Davis, 130,180 shares of the Fund (approximately 8% of those outstanding) owned by Venturetek LP of which Mr. and Mrs. Davis’ daughters and grandchildren are limited partners and 109,500 shares of the Fund (approximately 6.7% of those outstanding) owned by Kinder Investments LP of which Mr. and Mrs. Davis’ son-in-law is managing member of the general partner and daughters and some grandchildren are limited partners. Mr. Davis disclaims beneficial ownership of such additional shares.

(2)	Includes 167,429 shares owned of record by Izor LLC, 100% of whose outstanding voting interests are owned by Mrs. Davis. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Izor LLC.

All of the Directors and officers of the Fund, as a group, currently own of record and beneficially 651,115 shares of the Fund (approximately 40% of those outstanding). In addition, Mr. Davis beneficially owns 58,854 shares (approximately 3.6% of the outstanding shares) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares of the Fund (approximately 6.7% of the outstanding shares) held by Kinder Investments LP. These additional holdings bring the total shares owned beneficially by all Directors and officers, as a group, to 819,469 shares of the Fund (approximately 50.4% of those outstanding).

Investment Banking Corp., which holds 58,854 shares of the Fund (approximately 3.6% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

7

VOTING INFORMATION

In order to hold the Meeting, a majority of the Fund’s shares entitled to vote must be present in person or represented by Proxy. The nominees indicated herein will be elected to the Board by a plurality of the shares voted. Ratification of the selection of independent auditors requires the affirmative vote of the majority of the Fund’s shares present in person or represented by Proxy and entitled to vote.

Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically have discretionary authority under governing rules to vote on certain routine matters, including the proposals set forth in this Proxy Statement. “Broker non-votes” and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund’s independent auditors has been approved.

In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as Proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund’s stockholders.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Stockholders wishing to have a proposal included in the Fund’s Proxy Statement for the Fund’s 2019 Annual Meeting must submit a written notice of the proposal, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the notice is received no later than July 31, 2018. The notice must contain information sufficient to identify the proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the proposal. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposal is subject to limitations under the federal securities laws. Stockholder proposals not received by July 31, 2018 will not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

8

ANNUAL MEETING OF STOCKHOLDERS OF

ENGEX, INC.

January 10, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530000000000000000 7 011018

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ J. Morton Davis
- ○ Daniel Harvey
- ○ Dov Perlysky
- ○ Howard Spindel
- ○ Leonard Toboroff

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE SELECTION OF WITHUMSMITH&BROWN, PC LLP, as the independent auditors for the fiscal years ending September 30, 2017 and September 30, 2018.	☐	☐	☐

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy may be revoked at any time before it is voted at the meeting.

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ENGEX, INC.

44 WALL STREET
NEW YORK, NY 10005

PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS and MICHAEL SICILIANO, and each of them, the true and lawful proxies (the "Proxies") of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the address listed above on January 10, 2018 at 4:30 p.m. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said Proxies to vote as follows:

(Continued and to be signed on the reverse side)

1.1 14475